UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 16, 2008

(Date of Report)

May 12, 2008

(Date of earliest event reported)

INTERNATIONAL PAPER COMPANY

(Exact name of registrant as specified in its charter)

NEW YORK	1-3157	13-0872805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Poplar Avenue

Memphis, Tennessee 38197

(Address and zip code of principal executive offices)

(901) 419-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of incorporation or Bylaws; Change in Fiscal Year.

On May 12, 2008, the shareowners of the Company approved four amendments (the “Amendments”) to the Company’s Certificate of Incorporation at the annual meeting of shareowners. The Amendments were described in detail in our definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2008.

Thereafter, on May 12, 2008, the Board of Directors of the Company (the “Board”) authorized the Company to restate its Certificate of Incorporation as amended, and amend the Company By-Laws to conform to the amendment of Article VII of the Certificate of Incorporation relating to majority voting in any non-contested director elections, as described in the definitive proxy filed with the Securities and Exchange Commission on April 8, 2008.

The Company’s Restated Certificate of Incorporation was filed with the Secretary of State of the State of New York pursuant to Section 807 of the New York Business Corporation Law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1	Restated Certificate of Incorporation.

Exhibit 3.2	By-laws, as amended through May 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY
(Registrant)

By:	/s/ Maura Abeln Smith
Name:	Maura Abeln Smith
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: May 16, 2008

Exhibit Index

Exhibit 3.1	Restated Certificate of Incorporation.

Exhibit 3.2	By-laws, as amended through May 12, 2008.